AFL-CIO Housing Invesment Trust

Meeting the Jobs Challenge

10,000 UNION JOBS

Editor’s Note

The AFL-CIO Housing Investment Trust has a historic opportunity to create 10,000 union jobs through the pension capital it invests. The HIT is committed to doing its part to support economic recovery by making sound investments in housing projects that put union men and women to work. Since setting this ambitious goal in early 2009, the HIT has already reached 5,400 jobs, and it expects to pass 10,000 by the spring of 2011.

Projects Receiving HIT Financing Since Early 2009

Pre-Construction, Under Construction, and Construction Completed

Project Name	Location	Jobs	HIT Investment	TDC
Arc Light Apartments	San Francisco, CA	276	$33,000,000	$47,948,451
Parkway Lakeside Apartments	O'Fallon, IL	188	$26,094,000	$28,160,111
Regency Tower	New Bedford, MA	176	$16,420,000	$31,195,797
CUNY Graduate Housing	New York, NY	166	$9,840,000	$28,700,000
Elizabeth Seton Pediatric Center	Yonkers, NY	804	$100,000,000	$115,557,020
The Moderne	Milwaukee, WI	322	$41,524,800	$48,428,832
Villas at Crystal Lake	Swansea, IL	161	$23,736,300	$26,373,746
Franklin Park Apartments	Boston, MA	192	$25,672,000	$34,000,000
Applewood Pointe Coop	Bloomington, MN	130	$17,597,900	$20,280,641
Ellipse on Excelsior	St. Louis Park, MN	213	$26,122,000	$26,122,000
Inver Glen Senior Housing	Inver Glen Heights, MN	113	$15,084,000	$17,461,869
Park Pacific Apartments	St. Louis, MO	656	$63,131,600	$98,318,292
The Laurel	St. Louis, MO	676	$44,952,400	$175,000,000
NYCHA Bonds	New York, NY	177	$21,305,000	$30,603,000
The Douglass	New York, NY	185	$9,500,000	$31,200,759
The Dempsey	New York, NY	135	$15,000,000	$23,363,400
Paul Stewart I & II	Chicago, IL	386	$2,500,000	$59,000,000
Victory Centre at S. Chicago	Chicago, IL	98	$10,685,000	$14,962,491
Squantum Gardens	Quincy, MA	290	$5,450,000	$4,653,011
Solhem House	Minneapolis, MN	84	$10,700,000	$12,988,106
Total		5,428	$518,315,000	$874,317,526

Source: For estimates of union jobs and secondary jobs generated by HIT investments, the HIT utilizes an input-output model developed by the Minnesota IMPLAN Group. The IMPLAN model tracks the flow of expenditures through the region and provides a method of assessing the economic effects of construction projects.

The HIT does not intend to stop at 10,000 jobs. With support from its investors, the HIT could increase this number to more than 15,000 in 2011, helping ease the continuing strain of high unemployment, bringing needed housing to our cities, and most important, providing sound investments for the pension plans that participate in the HIT.

June 22, 2010

Job Creation A National Priority

“The HIT’s job-generating investments remain a bright spot on a blighted economic landscape.”
—Richard L. Trumka, President, AFL-CIO
2009 HIT Annual Report

America’s working men and women have taken a devastating blow from the recession. The AFL-CIO Housing Investment Trust (HIT) is doing its part to help in the recovery. So far this year, the HIT has committed more than $340 million in new financing, representing more than 3,300 union jobs, 4,913 units of housing, and 137 skilled nursing beds for children. The HIT is committed to creating 10,000 union construction jobs to help ease the pain of this challenging economy for working families and their communities. Unions have a right to expect union-friendly funds like the HIT to join this challenge and create jobs. Now is the time.

Construction employment has declined precipitously since the recession began in December 2007. More than 1.9 million construction jobs have been lost during that time – nearly one quarter of all the U.S. jobs lost in the recession. As of May 2010, the unemployment rate for construction workers was over 20%, more than double the national rate. Construction has suffered more job losses than any other industry in the past 12 months.

Union Pension Funds must be part of the solution to this recession

When the Obama Administration took office in 2009, union leadership were called to the White House to help forge an economic recovery plan. The White House asked labor’s pension investment vehicles to be part of the solution. The HIT responded to this request with a plan to generate 10,000 union construction jobs.

Now well on the way to this goal, the HIT has provided financing to help create approximately 5,400 family-supporting union construction jobs. Prospective investments currently under review would increase this to 10,500 jobs by spring of 2011.

Union pension funds invested in the HIT are supporting the HIT in its commitment to be part of the solution to the nation’s economic problems and the unacceptably high unemployment rate. We urge all who are stewards of union pension capital to join with us in this critical effort.

With more than four decades of investing on behalf of union pension beneficiaries, the HIT is one of the most experienced practitioners of responsible, economically targeted investing. This means that in addition to its successful record of providing investors competitive fixed-income returns, the HIT is dedicated to making a difference to working people and their communities through the investments it makes in housing and healthcare facilities. This prudent approach to investing reflects the ideals of the union movement that founded the HIT and helped it grow over the years.

Thomas Croft of the Steel Valley Authority, who has studied pension investment practices, urges pension plans to invest strategically to support workers’ long-term goals. Too often, he writes, workers’ pensions provide the capital for company downsizing, outsourcing, offshoring, and other business practices that undermine the interests of workers and their communities. Croft cites the HIT as a fixed-income fund whose investments produce sustainable community impacts.

The credit crisis of the past two years has tied the hands of many of the traditional sources of investment capital that might otherwise help stimulate construction employment. More than 180 banks have failed since the beginning of 2009, and 700 more are on the FDIC’s watch list. Some $300 billion in commercial real estate losses have limited banks’ ability to extend credit for construction lending.

In contrast, the HIT’s prudent strategy of high credit quality investing has put it in a position to invest in job-generating construction projects when many others cannot. The HIT is committed to investing capital to create union construction jobs with family-supporting wages and benefits to promote economic recovery.

“Capital stewards should have an interest in exploring... ways to advance the interests of beneficiaries and their communities more broadly.”
—Thomas Croft, “Up from Wall Street” (2009)

Join the HIT in its commitment to create 10,000 Union Jobs

“In this economy, with unemployment in construction being at record levels, utilizing union pension funds to finance construction is extremely important.”
—Michael A. Hawthorne, Secretary-Treasurer
Minnesota State Building and Construction Trades Council

At a time when development capital is scarce and jobs are badly needed, the HIT’s investments are expected to generate more than 10,000 union jobs in the construction of much-needed affordable housing and healthcare facilities. The HIT’s success reflects the foresight of the AFL-CIO 45 years ago when it created this well managed, socially responsible investment fund.

The HIT’s prudent strategy for achieving fund performance and its use of pension capital to achieve results important to working people represent a “high road” approach to pension investment, contrasting sharply with many other investments that support lowwage industries or send pension capital offshore.

Never has this high road investment strategy been more vital to working people. The recession and deep job cuts have taken a terrible toll on working families and their hopes for a secure future. Too often, workers are being exploited in jobs that do not pay a living wage or offer health or pension benefits. Many union pension plans are affected by the downturn and the resulting decline in pension contributions. The HIT is an investment option that can help allay those concerns.

Over and above its primary commitment to providing competitive returns to its investors, the HIT is committed to doing its part to help working families and their communities in this challenging economy. Few other fund managers can make that pledge. If you support this high road approach to investing, please join us by investing in the HIT.

“This is a great project. Lots of guys [are] back to work...  They are able to feed their families. It’s even put money back into our pension fund. This is a blessing to be back at work.”

—Albert Braxton, Plumbers and Pipefitters, Local 562 Park Pacific, St. Louis

“This job means a lot. I live in the city myself, so seeing money dropped in this area means a lot to me ... We’re very thankful.”	“Without [this job] , I know there’d be a lot of people out of work. So I’m very excited that this job has finally kicked off.”

—Steve Giltner, Sprinkler Fitters, Local 268 The Laurel, St. Louis	—Chris Flemming, Laborers, Local 42, The Laurel, St. Louis

A Historic Opportunity to create jobs in this jobless recovery

Union pension fund trustees often talk to HIT staff about the positive impact of the union jobs created by HIT-financed projects. The HIT’s investments in multifamily housing and healthcare facilities are creating work for union members in communities struggling to get out of the longest and deepest recession since the Great Depression. Men and women working on HIT-financed projects are able to take home family-supporting union wages, with healthcare, pensions, and other important benefits. Their earnings assure that contributions continue to be made to their pension plans. The HIT can create thousands more of these much-needed jobs in 2010, with the support of its investors.

In recent months, 20 HIT-financed projects have been under construction or preparing to begin work in 15 cities. With HIT investments of over $500 million and total development costs in excess of $870 million, these projects are expected to generate approximately 5,400 construction jobs for union members who might otherwise be struggling to find work. The HIT anticipates being able to increase this to at least 10,500 union jobs by next spring with the projects it now has under consideration for investment, and to 15,000 jobs with the additional prospects next year. The more than $300 million in projected payroll from these projects can be expected to produce millions of dollars of contributions to union pension funds.

Beyond the union jobs on HIT-financed projects, additional jobs are being created indirectly. Some of these secondary jobs are at companies that supply or service the HIT-financed projects, and others are generated by construction workers’ spending. From the HIT’s current projects and those now under review, communities are expected to gain more than 14,000 direct and secondary jobs.

The HIT is Investing In Construction when many others cannot

“The AFL-CIO...seems to be single-handedly keeping housing construction going in the area.”
—Minnesota blogger commenting on HIT investments, February 11, 2010

The HIT has more than four decades of experience in housing finance, with well-established relationships with developers and mortgage bankers, and the know-how to structure complex financing transactions to make the projects viable. This has enabled the HIT to support new construction and create jobs at a time when many other investors have withdrawn from the market. The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time. These securities offer relatively wide yield spreads compared to Treasuries. The capital that the HIT invests in construction securities in 2010 will take advantage of the attractive yield spreads and at the same time generate much-needed union construction jobs. Following are examples of recent HIT-financed projects.

Regency Tower, New Bedford

With a $16.4 million commitment in March, the HIT will help finance the $31 million rehabilitation of Regency Tower in New Bedford, Massachusetts. Regency Tower is the tallest building in this Southeast Massachusetts city, which is located one hour from Boston and 40 minutes from Providence. The building will undergo a substantial rehabilitation to create 129 units, including 33 low income housing units and 96 market rate units. The HIT purchased a taxable, private placement bond issued by MassHousing to fund a construction loan in the amount of $16.4 million. The work on The Regency should generate more than 175 union construction jobs.

Franklin Park Apartments, Boston

The HIT is assisting Massachusetts to preserve affordable housing by helping finance the $34 million substantial rehabilitation of the Franklin Park Apartments. The property consists of 220 scattered site residential units, plus four commercial storefronts totaling 3,200 square feet, in 12 parcels in the Dorchester and Roxbury neighborhoods of Boston. The HIT will provide $25.7 million in financing by purchasing a taxable private placement bond issued by MassHousing and construction and permanent loans insured under the Federal Housing Administration’s Risk Share Program. The project is expected to create over 190 union construction jobs.

America's Center
Edward Jones Dome
The Laurel
Renaissance Hotel
Park Pacific
St. Louis Center
One City Center
Carr St
Convention Plaza
Lucas Ave
Washington Ave
St Charles St
Locust St
Olive St
N 12th St
Hadley St
N 11th St
N 10th St
N 13th St
N 6th St
N 7th St
N Broadway
N 4th St
70

“These new HIT investments will be a shot in the arm for the building trades here in St. Louis. They are significant projects that will help keep our union brothers and sisters working.”
—Gerald T. Feldhaus, Secretary-Treasurer, St. Louis Building and Construction Trades Council

Park Pacific Apartments & The Laurel, St. Louis

The HIT is helping St. Louis realize its plans for a $400 million redevelopment of the central business district by providing financing for two cornerstones of that plan. The first project is the Park Pacific (above left), the $98 million redevelopment of the former Missouri Pacific/Union Pacific headquarters building, for which the HIT committed $63 million in January. With its investment in a Ginnie Mae security, the HIT will help finance the adaptive re-use of this historic, 24-story building as a mixeduse residential development. The project will feature 230 marketrate residential units, 31,000 square feet of retail space, and 88,000 square feet of office space, along with a new seven-story parking facility. The substantial rehabilitation of this landmark is expected to create more than 650 union jobs.

In March the HIT issued its commitment for the Laurel (above right), a mixed-use project involving the adaptive re-use of the historic Dillard’s department store. The project has a total development cost of $175 million, representing an estimated 676 union jobs. To provide financing for the Laurel’s 205-unit residential component, the HIT committed $45 million for the purchase of a Ginnie Mae security.

As shown on the map, the Park Pacific and the Laurel in downtown St. Louis are key elements of the city’s largest investment in revitalization in 30 years. Across Washington Avenue from the Laurel, the redevelopment of the St. Louis Center and One City Center are part of this renewal effort. The HIT’s two latest projects are part of a long history of HIT investments in St. Louis. Over the years, the HIT has committed more than $430 million to 24 projects in the St. Louis metropolitan area to generate an estimated 4,760 union jobs.

Elizabeth Seton Pediatric Center, Yonkers, NY

With a commitment of $100 million – the largest single investment in its 45-year history – the HIT will help create a state-of-the-art skilled nursing facility for New York’s renowned Elizabeth Seton Pediatric Center. The HIT investment in a Ginnie Mae security will enable the Seton Center to move from an overcrowded rented facility in New York City to its own new campus in Yonkers, New York. The new facility will offer 137 beds for medically fragile children, together with many specialized medical services and an on-site school for resident patients.

The $116 million development will generate more than 800 union construction jobs. An existing collective bargaining agreement between the Seton Center and 1199 SEIU United Healthcare Workers East will preserve 166 permanent union jobs that will transfer to the new center.

The Dempsey Apartments and The Douglass Park, New York City

Two other recent HIT investments will bring affordable housing to New York City’s Central Harlem community. The Dempsey (at left) is a $23.4 million new construction project that will create 79 housing units affordable to families earning between 40% and 60% of the area median income. In December 2009, the HIT committed to purchase $15 million of fixed-rate, tax-exempt bonds issued by the city’s Housing Development Corporation for this project, which will generate an estimated 135 union construction jobs. The Douglass Park (lower left) is an earlier 2009 HIT investment that is currently under construction. The HIT’s $9.5 million investment in the Douglass Park will create approximately 185 union jobs.

The Seton Center, Dempsey, and Douglass Park are the latest HIT commitments under its New York City Community Investment Initiative. The HIT undertook this initiative in early 2002 in an effort to spur investments in housing for New York City residents following the tragic events of September 11, 2001. To date, the HIT’s investments under its New York City initiatives have exceeded $500 million, creating or preserving nearly 21,000 units of housing.

“We are proud that the HIT is putting our pension dollars into a building like the Moderne, which will bring much-needed jobs and economic development to Milwaukee.”
—Lyle Balistreri,
President, Milwaukee Building and Construction Trades Council

The Moderne, Milwaukee

The HIT committed $41.5 million in December 2009 for The Moderne, a $48.4 million tower that will anchor a major redevelopment corridor in downtown Milwaukee. The 30-story project is being developed in two phases. The HIT has purchased Ginnie Mae construction loan certificates and a permanent loan certificate to finance the first phase, consisting of 203 marketrate rental units. This phase also will create 7,360 square feet of commercial and retail space as well as above-grade parking. The Moderne’s second phase, consisting of 14 condominiums, is being financed separately with a loan from the City of Milwaukee. The Moderne is considered a key element in the economic development of Milwaukee’s 60-acre Park East Redevelopment Compact. Work on The Moderne is expected to generate more than 320 union construction jobs.

Arc Light Apartments, San Francisco

To support San Francisco’s effort to create in-town housing in the South Beach neighborhood, the HIT is providing financing for development of the Arc Light Apartments. The $48 million project will convert an 1888 industrial building into an innovative multifamily development. The HIT committed to purchase $33 million of AAA-rated, fixed-rate, tax exempt bonds, which will be credit-enhanced by a Ginnie Mae security that is backed by FHA insurance. Arc Light will offer 94 housing units, 20% of which will be for low income households. The project has many environmentally sensitive features and is expected to create more than 275 union construction jobs. The HIT was an early investor in the revitalization of the South Beach neighborhood with its 1997 commitment of $42 million for One Embarcadero South a few blocks from the Arc Light site.

Make a High Road Investment for competitive returns and union jobs

The HIT’s competitive returns, coupled with union job creation and community development, reflect positively on the union and public employee pension plans that have supported the HIT’s growth and success over the years. The HIT is committed to increasing its investments in jobs and housing in the months ahead. But to do that, we will be counting on our investors to help us meet that commitment.

The HIT’s record of competitive risk-adjusted returns has made it an outstanding choice as a fixed-income investment, and its experience with job-generating investments puts the HIT in an exceptional position to help union members and their pension plans to weather this difficult period. Union jobs and workforce housing are benefits that cannot be obtained through foreign investments, hedge funds, commodities, or many of the other riskier investments. Investors clearly appreciate this. Participants expressed their confidence in the HIT with a 90% rate of dividend reinvestment in 2009, for a total of $148 million in reinvested earnings, plus another $214 million of new capital invested by participants last year for a total of $362 million.

An investment in the HIT is a high road investment in a fixed-income fund with a long track record of competitive performance. Capital invested in the HIT will leverage additional investments that build communities and create good union jobs. The government-insured multifamily construction securities in which the HIT specializes are projected to be a source of superior risk-adjusted returns in the period ahead. In short, now is a particularly good time to put union pension capital to work with an investment in the HIT. We urge you to join the HIT in meeting its commitment to competitive performance, union jobs, and affordable housing.

“This job has really helped put a lot of our plumbers back to work, who have been out of work for a long time.” —Steve Sullivan, Plumbers and Pipefitters, Local 562, Park Pacific, St. Louis

No management fees

The HIT offers investors a truly “mutual” investment, with all earnings passed through to participants, less the cost of operations, and no management fees. The goals of the HIT and its investors are “mutual” in the original meaning of the mutual fund, when these funds were managed internally rather than by a separate fund manager. This mutual structure is a model that recognizes the solemn trust implicit in managing the pension savings of America’s working men and women.

Integrity and transparency

The HIT adheres to a philosophy of responsible investing, with a focus on high credit quality multifamily securities and avoidance of risky investments. This is one reason its investors did not need to be worried about problems such as leveraged borrowing, derivatives, or subprime loans during the recent economic crisis.

The HIT’s portfolio holdings are publicly available and fully reported to its participants, in accordance with federal securities law requirements, so there will be no surprises about the credit quality or risk of the HIT’s holdings.

Superior performance

Once again in 2009, for the 17th consecutive calendar year, the HIT outperformed its benchmark, the Barclays Capital Aggregate Bond Index, on the basis of gross returns. With its superior portfolio fundamentals of higher credit quality and higher yield, its similar interest rate risk compared to the benchmark, its strong liquidity, and the favorable yield spreads of the construction securities in which it specializes, the HIT is well-positioned to continue its competitive performance in the period ahead.

How to Invest in the AFL-CIO Housing Investment Trust

The HIT is an open-end investment fund registered with the Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. We request that the HIT be notified on or before the day funds are to be transferred so that we can coordinate their receipt with your bank. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below should you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.	Paul Sommers
Director of Marketing	Midwest Marketing Director
National, Northeast, and Mid-Atlantic Accounts	Midwest Accounts
(202) 467-2546	(937) 604-9681
lwhite@aflcio-hit.com	psommers@aflcio-hit.com

Robert Molofsky, Esq.	Liz Diamond
Regional Marketing Director	Director, Western Regional Office
Northeast and Transit Industry Accounts	Western Region Accounts
(202) 467-2597	(415) 433-3044
rmolofsky@aflcio-hit.com	ldiamond@aflcio-hit.com

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com

Rosie the Riveter portrayed a tireless assembly line worker doing her part to help the American war effort and became a cultural icon. Her image rallied workers and the nation to achieve victory in World War II. She also inspired a social movement that dramatically increased the number of women working in jobs traditionally held by men.

A nationwide campaign is needed yet again today, in a time when the average length of unemployment has soared to more than 34 weeks and construction employment has experienced the steepest decline since 1945.

The HIT recognizes that the same “can do” attitude embodied by Rosie the Riveter will be necessary to achieve and surpass its goal of 10,000 union construction jobs. Rosie symbolizes the HIT’s commitment to creating jobs for good people who have endured very hard times, putting them back to work.